

THEJONESGROUP

2012 Fourth Quarter Earnings
February 13, 2013

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial information systems;
- the Company's ability to secure and protect trademarks and other intellectual property rights;
- the effects of extreme or unseasonable weather conditions; and
- the Company's ability to implement its strategic initiatives to enhance profitability.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q4 Performance – Consolidated

($ in millions, except per share)	Q4-2012	Q4-2011
Total Revenue	$972	$894
Gross Profit	$336	$320
Gross Margin	34.6%	35.7%
SG&A	$305	$304
Operating Income	$31	$16
Net Income	$11	$8
Adjusted EPS	$0.14	$0.10

- Revenues driven by strong contribution from Footwear & Accessories, Jeanswear, International Wholesale and International Retail
- Gross margins decreased 110 bps from the prior year primarily due to a higher level of promotions and the mix of business
- SG&A was well controlled
- Inventory decreased 1% from the prior year and is well positioned
- Adjusted EPS in 2011 included a $0.07 income tax benefit

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Segment Performance

($ in millions)	Q4 - 2012	Q4 - 2011	Full Year - 2012	Full Year - 2011
Revenue -				
Domestic Wholesale Sportswear	$165	$177	$782	$892
Domestic Wholesale Jeanswear	$209	$162	$746	$776
Domestic Wholesale Footwear & Accessories	$208	$175	$920	$848
Domestic Retail	$166	$179	$585	$631
International Wholesale	$87	$74	$330	$330
International Retail	$124	$112	$389	$260
Segment Profit -				
Domestic Wholesale Sportswear	($5)	($5)	$46	$68
Domestic Wholesale Jeanswear	$15	$2	$55	$54
Domestic Wholesale Footwear & Accessories	$12	($2)	$81	$57
Domestic Retail	($10)	($1)	($47)	($34)
International Wholesale	$10	$6	$40	$38
International Retail	$6	$6	$12	$11
Segment Margin -				
Domestic Wholesale Sportswear	-3.2%	-2.5%	5.8%	7.6%
Domestic Wholesale Jeanswear	7.0%	1.0%	7.3%	6.9%
Domestic Wholesale Footwear & Accessories	6.1%	-1.1%	8.8%	6.8%
Domestic Retail	-6.3%	-0.6%	-8.0%	-5.4%
International Wholesale	11.5%	7.5%	12.1%	11.6%
International Retail	5.0%	5.3%	3.0%	4.0%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $150 million
  - Reflects tight working capital management
  - Reflects payment for completion of Stuart Weitzman acquisition
- Inventory at quarter end: $487 million, down 1% from prior year
  - Driven by strong inventory planning
- Nothing drawn on credit facility at quarter end
  - Availability of $386 million
- Quarterly dividend: $0.05 per share
- 2012 capital expenditures: ~ $77 million
- 2012 share repurchases: ~ $44 million, or ~ 4 million shares

Ongoing Actions to Enhance Profitability



- ✓ Shifting to Brand Management Strategy
- ✓ Revitalizing Core Brands
- ✓ Investing in Emerging Brands
- ✓ Expanding International Footprint
- ✓ Improving Direct-to-Consumer Performance
- ✓ Maintaining Operational Excellence

Net Revenues by Brand



(In millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Total Revenues $3,787
2011 % to total
Nine West $846
22.3%
Jones New York $725
19.1%
Kurt Geiger Business $200
5.3%
Anne Klein $243
6.4%
Stuart Weitzman $235
6.2%
Gloria Vanderbilt $238
6.3%
Easy Spirit $220
5.8%
Bandolino $146
3.9%
l.e.i. $152
4.0%
Kasper $109
2.9%
All others $673
17.8%
Total Revenues $3,798
2012 % to total
Nine West $842
22.2%
Jones New York $643
16.9%
Kurt Geiger Business $305
8.0%
Anne Klein $257
6.8%
Stuart Weitzman $251
6.6%
Gloria Vanderbilt $235
6.2%
Easy Spirit $228
6.0%
Bandolino $150
3.9%
l.e.i. $128
3.4%
Kasper $114
3.0%
All others $645
17.0%
2011
2012

Note: Kurt Geiger Business includes revenues from external brands of $109 million and $169 million in 2011 and 2012, respectively.

Core
Emerging
Category

Full Year Revenues by Brand Classification


2011 Actual
Emerging Brands 14%
Category Labels 22%
Core Brands 64%


2012 Actual
Emerging Brands 18%
Category Labels 20%
Core Brands 62%

Net Revenues by Product Category

2011 Actual


Other
1%
Sportswear
31%
Footwear
&
Accessories
48%
Jeanswear
20%

2012 Actual


Other
1%
Sportswear
27%
Footwear
&
Accessories
52%
Jeanswear
20%

Full Year Distribution Channels


2011 Actual
Upscale Department Stores 11%
Department Stores 42%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%


2012 Actual
Upscale Department Stores 15%
Department Stores 35%
Discounters 9%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%

International Penetration



International Revenues ($ in millions)
$900
$600
$300
$0
% of Total Revenues
25%
20%
15%
10%
5%
0%
9%
8%
10%
17%
20%
21%
2008
2009
2010
2011
2012
2013P1

THEJONESGROUP

2013 Guidance

($ in millions)	**Revenue**
Domestic Wholesale Sportswear	$760 - $800
Domestic Wholesale Jeanswear	$790 - $820
Domestic Wholesale Footwear and Accessories	$960 - $990
Domestic Retail	$590 – $620
International Wholesale	$340 - $370
International Retail	$420 - $450
Licensing, Other and Eliminations	$40-$50
Total Company	$3,900 – $4,100[1]
Interest Expense	~ $ 61 Million
Equity in Income of Unconsolidated Affiliate	~ $2 Million
Effective Tax Rate	~37.0%
Depreciation and Amortization	~$105 Million
% of Net Earnings Applicable to Common Equity	~97.0%
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 74 Million
Capital Expenditures	~ $90 - $100 Million

(1) Total company assumes blended performance within forecasted segment ranges

Q4 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP		Adjustments			Adjusted	
Q4 2012 Net Revenues							
Domestic Wholesale Sportswear	$	165	$	-		$	165
Domestic Wholesale Jeanswear		209		-			209
Domestic Wholesale Footwear & Accessories		208		-			208
Domestic Retail		166		-			166
International Wholesale		87		-			87
International Retail		124		-			124
Licensing, Other and Eliminations		13		-			13
Total Company	$	972	$	-		$	972
Q4 2012 Gross Profit	$	337	$	-		$	337
Q4 2012 SG&A	$	386	$	(81)	(a-i)	$	305
Q4 2012 Segment (Loss) Income							
Domestic Wholesale Sportswear	$	(7)	$	2	(b, e)	$	(5)
Domestic Wholesale Jeanswear		14		1	(e)		15
Domestic Wholesale Footwear & Accessories		11		1	(d-f)		12
Domestic Retail		(11)		1	(a, d)		(10)
International Wholesale		5		5	(i)		10
International Retail		5		1	(b, h)		6
Licensing, Other and Eliminations		(19)		22	(b-e, g, h)		3
Total Segment Income (Loss)	$	(2)	$	33		$	31
Interest expense	$	56	$	(41)	(j)	$	15
Net (loss) income allocated to common equity		(78)		88			10
Net (loss) income allocated to participating shares		(2)		3			1
Total allocated net income	$	(80)	$	91		$	11

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(f) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(g) Includes the gain on the sale of the Sam & Libby trademark.

(h) Includes impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(i) Includes partial impairment of the acquired wholesale customer relationships associated with the acquisition of Kurt Geiger.

(j) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q4 2011 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q4 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 177	$ -		$ 177
Domestic Wholesale Jeanswear	162	-		162
Domestic Wholesale Footwear & Accessories	175	-		175
Domestic Retail	179	-		179
International Wholesale	74	-		74
International Retail	112	-		112
Licensing, Other and Eliminations	15	-		15
Total Company	$ 894	$ -		$ 894
Q4 2011 Gross Profit	$ 320	$ -		$ 320
Q4 2011 SG&A	$ 346	$ (42)	(a-f)	$ 304
Q4 2011 Segment (Loss) Income				
Domestic Wholesale Sportswear	$ (7)	$ 2	(c,d,f)	$ (5)
Domestic Wholesale Jeanswear	1	1	(d-f)	2
Domestic Wholesale Footwear & Accessories	(3)	1	(d-f)	(2)
Domestic Retail	(3)	2	(b,d,f)	(1)
International Wholesale	5	1	(c)	6
International Retail	4	2	(c)	6
Licensing, Other and Eliminations	(23)	33	(a,c,f)	10
Total Segment Income (Loss)	$ (26)	$ 42		$ 16
Interest expense	$ 15	$ (1)	(g)	$ 14
Net (loss) income allocated to common equity	(20)	28		8
Net (loss) income allocated to participating shares	(1)	1		-
Total allocated net (loss) income	$ (21)	$ 29		$ 8

(a) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(b) Includes severance, fixed asset impairments and other charges and credits related to the closure of underperforming retail locations.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger, and adjustments of the contingent consideration payable related to the Robert Rodriguez acquisition.

(d) Represents present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(e) Represents charges related to the closures of the Texas and Rhode Island warehouses.

(f) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(g) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

2012 Full Year Reconciliation: GAAP to Adjusted

($ in millions)	GAAP		Adjustments			Adjusted	
YTD 2012 Net Revenues							
Domestic Wholesale Sportswear	$	782	$	-		$	782
Domestic Wholesale Jeanswear		747		-			747
Domestic Wholesale Footwear & Accessories		920		-			920
Domestic Retail		584		-			584
International Wholesale		330		-			330
International Retail		389		-			389
Licensing, Other and Eliminations		46		-			46
Total Company	$	3,798	$	-		$	3,798
YTD 2012 Gross Profit	$	1,371	$	-		$	1,371
YTD 2012 SG&A	$	1,296	$	(122)	(a-i)	$	1,174
YTD 2012 Segment Income (Loss)							
Domestic Wholesale Sportswear	$	38	$	7	(b,d,e)	$	45
Domestic Wholesale Jeanswear		53		2	(e)		55
Domestic Wholesale Footwear & Accessories		57		24	(d-f)		81
Domestic Retail		(52)		5	(a,d,e)		(47)
International Wholesale		34		6	(b,d,i)		40
International Retail		6		6	(b,h)		12
Licensing, Other and Eliminations		(14)		25	(b-e,g,h)		11
Total Segment Income	$	122	$	75		$	197
Interest expense	$	145	$	(88)	(j)	$	57
Net (loss) income allocated to common equity		(54)		148			94
Net (loss) income allocated to participating shares		(2)		4			2
Total allocated net (loss) income	$	(56)	$	152		$	96

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger and Brian Atwood.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(f) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(g) Includes the gain on the sale of the Sam & Libby trademark.

(h) Includes the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(i) Includes partial impairment of the acquired wholesale customer relationships associated with the acquisition of Kurt Geiger.

(j) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

2011 Full Year Reconciliation: GAAP to Adjusted

($ in millions)	GAAP		Adjustments			Adjusted	
YTD 2011 Net Revenues							
Domestic Wholesale Sportswear	$	892	$	-		$	892
Domestic Wholesale Jeanswear		774		2	(f)		776
Domestic Wholesale Footwear & Accessories		848		-			848
Domestic Retail		631		-			631
International Wholesale		330		-			330
International Retail		260		-			260
Licensing, Other and Eliminations		50		-			50
Total Company	$	3,785	$	2		$	3,787
YTD 2011 Gross Profit	$	1,345	$	2	(f)	$	1,347
YTD 2011 SG&A	$	1,205	$	(62)	(a-f)	$	1,143
YTD 2011 Segment Income (Loss)							
Domestic Wholesale Sportswear	$	74	$	(6)	(c,d,f)	$	68
Domestic Wholesale Jeanswear		50		4	(d-f)		54
Domestic Wholesale Footwear & Accessories		41		16	(d-f)		57
Domestic Retail		(38)		4	(b,d,f)		(34)
International Wholesale		36		2	(c)		38
International Retail		7		4	(c)		11
Licensing, Other and Eliminations		(29)		40	(a,c,f)		11
Total Segment Income	$	141	$	64		$	205
Interest expense	$	73	$	(22)	(g)	$	51
Net income allocated to common equity		49		56			105
Net income allocated to participating shares		2		2			4
Total allocated net income	$	51	$	58		$	109

(a) Represents the impairments recorded as a result of the required annual review of our indefinite-lived intangible assets and goodwill in accordance with GAAP.

(b) Includes severance, fixed asset impairments and other charges and credits related to the closure of underperforming retail locations.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger, the adjustments of the contingent consideration payable related to the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Represents present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(e) Represents charges related to the closures of the Texas and Rhode Island warehouses.

(f) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(g) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman and the write-off of certain deferred financing fees related to the amendment and extension of our asset based credit facility.